UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2020

EMERGE ENERGY SERVICES LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35912	90-0832937
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Freeway, Suite 800

Fort Worth, Texas 76116

(Address of principal executive offices, including zip code)

(817) 618-4020

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	EMESZ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

On April 15, 2020, Mr. Rick Shearer resigned as Chief Executive Officer of EES GP, LLC, the general partner (the “General Partner”) of Emerge Energy Services LP (the “Partnership”).

Appointment of President

On April 16, 2020, the Board of Directors of the General Partner (the “Board”) appointed Scott Waughtal as the General Partner’s President. Mr. Waughtal will receive an annual base salary of $330,000. Mr. Waughtal will remain the General Partner’s Chief Operating Officer, which he was appointed as on November 27, 2019. Prior to his appointments, Mr. Waughtal, 58, served as Chief Operating Officer of Hoerbiger Service. Mr. Waughtal holds Bachelor and Master of Science degrees in mechanical engineering from Texas A&M University and Master of Engineering Management and Master of Business Administration degrees from Northwestern University.

There are no family relationships between Mr. Waughtal and any director or other executive officer of the General Partner and he was not selected to serve pursuant to any arrangement or understanding with any person. Mr. Waughtal has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Chief Administrative Officer

On April 16, 2020, the Board appointed Vanessa Gomez LaGatta as the General Partner’s Chief Administrative Officer.

In this role, Ms. Gomez LaGatta will act as the principal administrative officer of the General Partner. Ms. Gomez LaGatta’s annual base salary will remain the same as prior to her appointment as Chief Administrative Officer. Ms. Gomez LaGatta will remain the General Partner’s Chief Financial Officer, which she was appointed as on January 15, 2020. Prior to her appointments, Ms. Gomez LaGatta, 42, served as Managing Director of Ankura Consulting Group, LLC (“Ankura”) since May 2019. Prior to joining Ankura, Ms. Gomez LaGatta served as Senior Vice President - Chief Financial Officer and Treasurer of Quicksilver Resources Inc. Ms. Gomez LaGatta holds a Bachelor of Business Administration with distinction in International Finance from Texas Christian University.

There are no family relationships between Ms. Gomez LaGatta and any director or other executive officer of the General Partner and she was not selected serve pursuant to any arrangement or understanding with any person. Ms. Gomez LaGatta has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emerge Energy Services LP

	By:	EES GP, LLC, its general partner

Date: April 21, 2020
	By:	/s/ Vanessa Gomez LaGatta
Vanessa Gomez LaGatta
Executive Vice President, Chief Financial Officer and Chief Administrative Officer